                                                                EXHIBIT 10(h)


                     THIRD AMENDMENT TO REVOLVING CREDIT
                                  AGREEMENT


   THIS THIRD AMENDMENT TO THE REVOLVING CREDIT AGREEMENT ("Amendment") is made as of March 24, 1995, among FRI-M Corp., a Delaware corporation (the "Borrower"), Family Restaurants, Inc., a Delaware corporation ("FRI"), each of the Subsidiary Guarantors, each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks") and Credit Lyonnais New York Branch, as Agent, Collateral Agent, Issuing Bank and Swing Line Bank.


                             W I T N E S S E T H

   WHEREAS, the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank have entered into the Revolving Credit Agreement, dated as of January 27, 1994, as amended by the First Amendment to the Revolving Credit Agreement, dated April 15, 1994 and by the Second Amendment to the Revolving Credit Agreement, dated August 15, 1994 (the "Credit Agreement"); and

   WHEREAS, the signatories hereto desire to amend the Credit Agreement as set forth herein.

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

   1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

   2. Section 8.03 of the Credit Agreement is amended to read in its entirety as follows:

     Section 8.03. Financial Covenants. Until the Termination Date, and thereafter until payment in full of the Notes and all Reimbursement Obligations, expiration or cancellation of all outstanding Syndicated Letters of Credit and performance of all other obligations of the Borrower hereunder, FRI and, with respect to subsection (f) below, the Borrower will





LA_LAN01\39987.3

     (a) Minimum Consolidated EBITDA. Maintain Consolidated EBITDA of not less than the amounts specified for each of the following periods:

                For the Fiscal
                Quarter Ending                                       Amount (in millions)
              ------------------                                     --------------------

                     3/94                                                   $14.50


              For the Two Fiscal
               Quarters Ending                                       Amount (in millions)
             -------------------                                     --------------------

                     6/94                                                   $35.00

             For the Three Fiscal
               Quarters Ending                                       Amount (in millions)
             -------------------                                     --------------------

                     9/94                                                   $57.00


             For the Four Fiscal
               Quarters Ending                                       Amount (in millions)
             -------------------                                     --------------------

                    12/94                                                  $ 90.00
                     3/95                                                    81.00
                     6/95                                                    82.00
                     9/95                                                    85.00
                    12/95                                                    92.00
                     3/96                                                   110.00
                     6/96                                                   112.50
                     9/96                                                   114.75
             12/96 and Thereafter                                           117.00

     (b) Capital Investments. Not make or permit the Borrower and the Subsidiaries to make Capital Investments in an amount in the aggregate in excess of the amount specified for each of the following periods:


                For the Fiscal
                Quarter Ending                                       Amount (in millions)
              ------------------                                     --------------------

                     3/94                                                   $20.00

              For the Two Fiscal
               Quarters Ending                                       Amount (in millions)
             -------------------                                     --------------------

                     6/94                                                   $40.00





                                     -2-
LA_LANO1\39987.3

             For the Three Fiscal
               Quarters Ending                                       Amount (in millions)
             -------------------                                     --------------------

                     9/94                                                   $55.00

              For the Two Fiscal
               Quarters Ending                                       Amount (in millions)
             -------------------                                     --------------------

                     6/95                                                   $32.50


             For the Three Fiscal
               Quarters Ending                                       Amount (in millions)
             -------------------                                     --------------------

                     9/95                                                   $45.00


             For the Four Fiscal
                Quarters Ending                                      Amount (in millions)
              -----------------                                      --------------------

                    12/95                                                   $55.00

     Thereafter, there will be no specific limitation on Capital Investment by FRI, the Borrower and the Subsidiaries.

     (c) Minimum Interest Coverage Ratio. Maintain a ratio of Consolidated EBITDA to Consolidated Interest Expense of not less than the ratio specified for each of the following periods:

             For the Four Fiscal
               Quarters Ending                                              Ratio:
             -------------------                                            ------

                    12/94                                                    1.50
               3/95 through 9/95                                             1.30
                     12/95                                                   1.45
               3/96 through 6/97                                             1.75
              9/97 and Thereafter                                            2.00

     (d) Fixed Charge Coverage Ratio. Maintain a ratio of Consolidated EBITDA to Consolidated Fixed Charges of not less than the ratio specified for each of the following periods:




                                     -3-
LA\LANO1\39987.3

             For the Four Fiscal
               Quarters Ending                                              Ratio:
             -------------------                                            ------

                    12/94                                                    1.20
               3/95 through 6/95                                             0.80
                     9/95                                                    0.90
                     12/95                                                   1.10
               3/96 through 3/97                                             1.30
                     6/97                                                    1.40
              9/97 and Thereafter                                            1.50

     (e) Adjusted Fixed Charge Coverage Ratio. Maintain a ratio of Consolidated EDITDA to Consolidated Adjusted Fixed Charges of not less than the ratio specified for each of the following periods:


             For the Four Fiscal
               Quarters Ending                                              Ratio:
             -------------------                                            ------

                    12/94                                                    1.45
               3/95 through 9/95                                             1.20
                     12/95                                                   1.30
               3/96 through 12/96                                            1.45
               3/97 through 12/97                                            1.55
               3/98 and Thereafter                                           1.70

     (f) Ratio of Total Indebtedness of the Borrower to Consolidated EBITDA. The Borrower will not permit the ratio of (x) total Indebtedness of the Borrower and its Subsidiaries plus total Capital Lease Obligations of the Borrower and its Subsidiaries to (y) Consolidated EBITDA exceed at any time during each of the following periods the ratio set forth opposite such period below:



             For the Four Fiscal
               Quarters Ending                                              Ratio:
             -------------------                                            ------

              12/94 through 12/96                                            2.50
              3/97 and Thereafter                                            2.25

   3. The definition of "Applicable Margin" shall be amended to read in its entirety as follows:

   "Applicable Margin" shall mean the margin set forth in the following chart applicable to (i) the aggregate amount of Loans outstanding plus the face amount of Syndicated Letters of Credit issued as of the date of determination and (ii) Consolidated EBITDA for the four most recently completed fiscal quarters.

           Outstanding Loans
           plus Outstanding
           Letters of Credit               Consolidated
                Issued                        EBITDA                     Applicable Margin
           -----------------               ------------                  -----------------
                                                                                      Eurodollar
                  **                          **                  ABR Loans             Loans
           -------------------------------------------------------------------------------------
                                             <  $100 MM              1.250%              2.750%
                                             ---------------------------------------------------
                                             >= $100 MM
                                                 and                 1.000%              2.500%
                                             <  $105 MM
                                             ---------------------------------------------------
                                             >= $105 MM
              <= $100 MM                         and                 0.750%              2.250%
                                             <= $113 MM
                                             ---------------------------------------------------
                                             >  $113 MM
                                                  and                0.250%              1.750%
                                             <= $123 MM
                                             ---------------------------------------------------
                                             >  $123 MM              0.000%              1.500%
           -------------------------------------------------------------------------------------
                                             <  $100 MM              1.500%              3.000%
                                             ---------------------------------------------------
                                             >= $100 MM
                                                 and                 1.250%              2.750%
                                             <  $105 MM
                                             ---------------------------------------------------
                                             >= $105 MM
               > $100 MM                         and                 1.000%              2.500%
                                             <= $113 MM
                                             ---------------------------------------------------
                                             >  $113 MM
                                                  and                0.500%              2.000%
                                             <= $123 MM
                                             ---------------------------------------------------
                                             >  $123 MM              0.250%              1.750%

   For the purposes of determining Applicable Margin only, any time following completion of a fiscal quarter but prior to delivery of financial statements covering such quarter pursuant to Section 8.01(a)(i) or (ii), as the case may be, the Borrower may provide in writing a good faith estimate of Consolidated EBITDA for the most recently completed fiscal quarter and, subject to the third sentence of this definition, until delivery of the relevant financial statements, such estimate may be used to determine Applicable Margin. Upon delivery of financial statements pursuant to Section 8.01(a)(i) or (ii), as the case may be, Applicable Margin will be determined by reference to such financial statements. If the Company estimates Consolidated EBITDA for the purpose of determining Applicable Margin and the estimate results in an Applicable Margin different from the Applicable Margin determined to apply by reference to financial statements delivered pursuant to Section 8.01(a)(i) or (ii), as the case may be, the Applicable Margin calculated by reference to the financial statements shall be determinative as to both interest due and interest already paid; consequently,
(a) interest accrued but not yet paid shall be calculated by reference to the Applicable Margin figure determined by reference to such financial statements and (b) any underpayment or overpayment of interest made pursuant to an inaccurate estimate shall be satisfied or returned, as the case may be, upon demand.

   4. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

   5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall together constitute but one and the same instrument. This Amendment shall become effective as of the date hereof upon the delivery to the Agent of executed counterparts from the Company and the Required Banks and the Agent shall so inform all of the parties hereto.

   6. The Credit Agreement, as amended hereby, shall be binding upon the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns, and shall inure to the benefit of the Company, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns.

   7. Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                        FRI-M CORPORATION


                                        By:       MARTIN M. CASEY
                                        ---------------------------
                                           Name:  Martin M. Casey
                                           Title: President



                                        FAMILY RESTAURANTS, INC.


                                        By:       MARTIN M. CASEY
                                        ---------------------------
                                           Name:  Martin M. Casey
                                           Title: Executive Vice President



                                        FRI-FRD CORPORATION


                                        By:       R.T. TREBING, JR.
                                        ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FRI-DHD CORPORATION


                                        By:       R.T. TREBING, JR.
                                        ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        FRI-NA CORPORATION


                                        By:       R.T. TREBING, JR.
                                        ---------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President

                                      FRI-J CORPORATION


                                      By:       R.T. TREBING, JR.
                                      -----------------------------
                                         Name:  R.T. Trebing, Jr.
                                         Title: Vice President



                                      FRI-MRD CORPORATION


                                      By:       R.T. TREBING, JR.
                                      -----------------------------
                                         Name:  R.T. Trebing, Jr.
                                         Title: Vice President



                                        FRI-C CORPORATION


                                        By:       R.T. TREBING, JR.
                                        -----------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                        CHI-CHI'S, INC.


                                        By:       ROBERT D. GONDA
                                        -----------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        CCMR OF CUMBERLAND, INC.


                                        By:       ROBERT D. GONDA
                                        -----------------------------
                                           Name:  Robert D. Gonda
                                           Title: Authorized Signatory



                                        CCMR OF GREENBELT, INC.


                                        By:       R.T. TREBING, JR.
                                        -----------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President

                                        CCMR OF MARYLAND, INC.


                                        By:       R.T. TREBING, JR.
                                        ---------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        CCMR OF TIMONIUM, INC.


                                        By:       R.T. TREBING, JR.
                                        ---------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        CHI-CHI'S OF SOUTH CAROLINA, INC.


                                        By:       R.T. TREBING, JR.
                                        ---------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                        CHI-CHI'S OF WEST VIRGINIA, INC.


                                        By:       R.T. TREBING, JR.
                                        ---------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President




                                        COCO'S RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                        ---------------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        FAR WEST CONCEPTS, INC.


                                        By:       ROBERT D. GONDA
                                        ---------------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer
                                        jojos RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                        ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        jojos CALIFORNIA FAMILY
                                        RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                        ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        EL TORITO RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                        ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer


                                        CARROWS RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                        ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer



                                        CARROWS CALIFORNIA FAMILY
                                        RESTAURANTS, INC.


                                        By:       ROBERT D. GONDA
                                        ---------------------------
                                           Name:  Robert D. Gonda
                                           Title: Treasurer

                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        as Agent for the Banks



                                        By:
                                        -----------------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        as Collateral Agent for the Banks



                                        By:
                                        -----------------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        CREDIT LYONNAIS NEW YORK BRANCH
                                        Signing as a Bank, as the Issuing
                                        Bank and as the Swing Line Bank


                                        By:
                                        -----------------------------------
                                           Name:  Frederick Haddad
                                           Title: Senior Vice President



                                        UNITED STATES NATIONAL BANK OF
                                          OREGON


                                        By:
                                        -----------------------------------
                                           Name:  Jonathan Horton
                                           Title: Assistant Vice President



                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION, Los Angeles Agency


                                        By:
                                        -----------------------------------
                                           Name:  Jill Kato
                                           Title: Vice President